Exhibit 99.3

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to Section 16: [ ]

   Name and Address:                          Soohyung Kim
                                              650 Madison Avenue, 26th Floor
                                              New York, NY 10022

   Issuer and Ticker Symbol:                  Penn Octane Corporation (POCC)

   Date of Earliest Transaction:              11/30/07

   Relationship to Issuer:                    10% Owner

   Designated Filer:                          Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                         Common Stock
   Transaction Date:                          11/30/07
   Transaction Code:                          P
   Securities Acquired:                       270,000
   Acquired or Disposed:                      A
   Price:                                     $2.1705
   Ownership Form:                            I
   Amount Beneficially Owned After
     Transaction:                             2,352,478
   Nature of Indirect Beneficial
     Ownership:                               (1)

   Title of Security:                         Common Stock
   Transaction Date:                          11/30/07
   Transaction Code:                          P
   Securities Acquired:                       77,500
   Acquired or Disposed:                      A
   Price:                                     $1.9366
   Ownership Form:                            I
   Amount Beneficially Owned After
     Transaction:                             2,429,978
   Nature of Indirect Beneficial
     Ownership:                               (1)

   Signature:                                 SOOHYUNG KIM


                                              By: /s/ Scott Cohen
                                                  ------------------------------
                                                  Name:  Scott Cohen
                                                  Title: Attorney-in-Fact